UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2022

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	001-11625	98-1141328
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Regal House, 70 London Road, Twickenham, London, TW13QS United Kingdom

(Address of principal executive offices)                                               (Zip Code)

Registrant’s telephone number, including area code: 44-74-9421-6154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	PNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).     ☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.

On June 28, 2022, Pentair plc (the “Company”) and Pentair Finance S.à r.l. (“Pentair Finance”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which Pentair Finance agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $400.0 million aggregate principal amount of Pentair Finance’s 5.900% Senior Notes due 2032 (the “Notes”), in a public offering (the “Offering”). The Notes will be fully and unconditionally guaranteed as to payment of principal and interest by the Company. The Offering is expected to close on July 8, 2022 subject to customary closing conditions.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-265317) that the Company and Pentair Finance filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2022. The Company is filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

The exhibits listed in the Exhibit Index below are filed as part of this report.

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 28, 2022, among Pentair plc, Pentair Finance S.à r.l., and J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters listed therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 29, 2022.

PENTAIR PLC
Registrant

By:	/s/ Robert P. Fishman
Robert P. Fishman
Executive Vice President, Chief Financial Officer and Chief Accounting Officer